Exhibit 99.1

Healthcare Capital Corp Announces Special Meeting Date for Proposed Business Combination with Alpha Tau Medical Ltd.

Special Meeting Scheduled for February 15, 2022

The combined company will be named Alpha Tau Medical Ltd. and remain listed on the NASDAQ under ticker DRTS

NEW YORK, New York and JERUSALEM, Israel, Jan. 19, 2022 (GLOBE NEWSWIRE) -- Healthcare Capital Corp (NASDAQ: HCCC, HCCCW, and HCCCU) (“HCCC”) today announced that on January 12, 2022, the U.S. Securities and Exchange Commission (“SEC”) declared effective the Registration Statement on Form F-4 (as amended, the “Registration Statement”) filed by Alpha Tau Medical Ltd. (“Alpha Tau”), which includes a definitive proxy statement/prospectus in connection with HCCC’s special meeting of stockholders (the “Special Meeting”). At the Special Meeting, stockholders of HCCC will consider the previously announced proposed business combination (the “Business Combination”) with Alpha Tau, an Israeli medical device company that focuses on research, development, and potential commercialization of the Alpha DaRT for the treatment of solid tumors.

The declaration of effectiveness of the Registration Statement by the SEC and the filing of the definitive proxy statement is an important step in Alpha Tau becoming a publicly traded company, with the goal of being listed on the NASDAQ under the symbol “DRTS” at the close of the Business Combination.

HCCC will hold the Special Meeting at 10:00 AM Eastern Time on February 15, 2022, to approve, among other things, the proposed Business Combination. Stockholders of record at the close of business on January 13, 2022 (the “Record Date”) will be entitled to receive notice of and to vote at the Special Meeting. The Special Meeting will be held as a virtual meeting via live audio webcast at https://www.cstproxy.com/healthcarecapitalcorp/2022.

To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the proxy statement/prospectus included in the Registration Statement.

The proxy statement/prospectus is being mailed to the Company’s stockholders of record as of the close of business on the Record Date. Notice of the Special Meeting was mailed on or about January 18, 2022 to stockholders of record as of the Record Date.

About Alpha Tau Medical Ltd.

Founded in 2016, Alpha Tau is an Israeli medical device company that focuses on research, development, and potential commercialization of the Alpha DaRT for the treatment of solid tumors. The technology was initially developed by Prof. Itzhak Kelson and Prof. Yona Keisari from Tel Aviv University.

On July 8, 2021, Alpha Tau announced that it had entered into a definitive merger agreement (the “Merger Agreement”) with HCCC, a special purpose acquisition company, pursuant to which Alpha Tau would consummate the Business Combination with HCCC and become a Nasdaq-listed public company.

About Healthcare Capital Corp

Healthcare Capital Corp (NASDAQ: HCCC, HCCCW, and HCCCU) is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For information about HCCC, please visit https://healthcarecapitalcorp.com/.

Additional Information and Where to Find It

For additional information on the Business Combination, see HCCC’s Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (“SEC”) on July 8, 2021 and the definitive proxy statement, filed with the SEC on January 14, 2022.

In connection with the proposed transaction with HCCC, Alpha Tau has filed a Registration Statement on Form F-4, which includes a preliminary proxy statement/prospectus of HCCC and was declared effective by the SEC on January 12, 2022.

Investors and security holders of HCCC are advised to read the definitive proxy statement filed by HCCC in connection with HCCC’s solicitation of proxies for the Special Meeting because the proxy statement/prospectus contains important information about the proposed transaction and the parties to the proposed transaction. The definitive proxy statement/prospectus was mailed on or about January 18, 2022  to stockholders of HCCC as of the Record Date.

Stockholders will also be able to obtain copies of the Registration Statement, proxy statement/prospectus, and Form 8-K, without charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

HCCC and Alpha Tau and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of HCCC’s stockholders in connection with the proposed Business Combination between HCCC and Alpha Tau. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of HCCC’s directors and officers HCCC’s and Alpha Tau’s filings with the SEC, including the Registration Statement.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used herein, words including “anticipate,” “being,” “will,” “plan,” “may,” “continue,” and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Alpha Tau’s and HCCC’s current expectations and various assumptions. Alpha Tau believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Alpha Tau may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation: (i) Alpha Tau’s ability to receive regulatory approval for its Alpha DaRT technology or any future products or product candidates; (ii) Alpha Tau’s limited operating history; (iii) Alpha Tau’s incurrence of significant losses to date; (iv) Alpha Tau’s need for additional funding and ability to raise capital when needed; (v) Alpha Tau’s limited experience in medical device discovery and development; (vi) Alpha Tau’s dependence on the success and commercialization of the Alpha DaRT technology; (vii) the failure of preliminary data from Alpha Tau’s clinical studies to predict final study results; (viii) failure of Alpha Tau’s early clinical studies or preclinical studies to predict future clinical studies; (ix) Alpha Tau’s ability to enroll patients in its clinical trials; (x) undesirable side effects caused by Alpha Tau’s Alpha DaRT technology or any future products or product candidates; (xi) Alpha Tau’s exposure to patent infringement lawsuits; (xii) Alpha Tau’s ability to comply with the extensive regulations applicable to it; (xiii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed Business Combination contemplated thereby; (xiv) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of HCCC or other conditions to closing in the Merger Agreement; (xv) the inability to meet the aggregate transaction proceeds requirements of the Merger Agreement due to the inability to consummate the PIPE Investment or the amount of cash available following any redemptions by HCCC’s stockholders; (xvi) the ability to meet Nasdaq’s listing standards following the consummation of the transactions contemplated by the Merger Agreement; (xvii) the risk that the proposed transactions disrupt current plans and operations of Alpha Tau as a result of the announcement and consummation of the transaction described herein; (xviii) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xix) costs related to the proposed Business Combination; (xx) changes in applicable laws or regulations; (xxi) impacts from the COVID-19 pandemic; and the other important factors discussed under the caption “Risk Factors” in Alpha Tau’s Registration Statement on Form F-4, as amended, which was declared effective by the SEC on January 12, 2022, and other filings that Alpha Tau may make with the United States Securities and Exchange Commission. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While Alpha Tau may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing Alpha Tau’s views as of any date subsequent to the date of this press release.

Contacts:

Investors or security holders should contact Morrow Sodali LLC, HCCC's proxy solicitor, for assistance with voting of shares:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford CT 06902
Tel: Toll-Free (800) 662-5200 or (203) 658-9400
Email: HCCC.Info@investor.morrowsodali.com

For Investors:

William Johns
Chief Executive Officer and Director
Healthcare Capital Corp.
wjohns@healthccc.com